UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 5, 2025
(Date of earliest event reported)

APPLIED DIGITAL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-31968	95-4863690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Boulevard,	Suite 2100,	Dallas,	Texas	75219
(Address of principal executive offices)				(Zip Code)
214-427-1704
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLD	Nasdaq Global Select Market

Item 5.02.	Compensatory Arrangements of Certain Officers.
First Amendment to 2024 Omnibus Equity Incentive Plan
On November 5, 2025, the Company held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved an amendment to the Company’s 2024 Omnibus Equity Incentive Plan (the “First Amendment”). The Board had previously approved the First Amendment, subject to stockholder approval, and the First Amendment became effective upon such stockholder approval.
The First Amendment was summarized in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 22, 2025 (the “Proxy Statement”) under the heading “PROPOSAL 4: THE APPROVAL OF THE AMENDMENT TO THE 2024 INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER BY 15,000,000 SHARES,” which description is incorporated herein by reference.
The foregoing description of the First Amendment is not complete and is qualified in its entirety by reference to the full text of the First Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
    On November 5, 2025, the Company filed a Certificate of Amendment to the Articles (the “Certificate of Amendment”), to increase the number of shares of common stock authorized for issuance thereunder to 600,000,000 shares, each share of common stock having a par value of $0.001.
The foregoing description of the Certificate of Amendment is not complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
    On November 5, 2025, the Company held its Annual Meeting. The matters voted on at the Annual Meeting were: (1) the election of directors, (2) the ratification of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2026, (3) the approval, on an advisory basis, of the executive compensation of the Company’s named executive officers, (4) the approval of the First Amendment, (5) the approval of the Certificate of Amendment and (6) the approval of the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals. The final voting results were as follows:
1. The election of each of Wes Cummins, Ella Benson, Chuck Hastings, Rachel Lee, Douglas Miller and Richard Nottenburg as directors to hold office until the Company’s 2026 Annual Meeting of Stockholders, in each case, until his or her successor is duly elected and qualified or he or she is otherwise unable to complete his or her term. The votes were cast for this matter as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Wes Cummins	120,012,182	962,572	64,334,458
Ella Benson	117,361,685	3,613,069	64,334,458
Chuck Hastings	117,356,855	3,617,899	64,334,458
Rachel Lee	117,841,328	3,133,426	64,334,458
Douglas Miller	120,172,138	802,616	64,334,458
Richard Nottenburg	110,352,783	10,621,971	64,334,458

2. The votes were cast as follows with respect to the proposal to ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2026:

Votes For	Votes Against	Abstentions
184,274,121	521,506	513,585
3. The votes were cast as follows with respect to the proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
63,373,101	57,050,059	551,594	64,334,458
4. The votes were cast as follows with respect to the proposal to approve the First Amendment:

Votes For	Votes Against	Abstentions	Broker Non-Votes
115,713,356	4,841,785	419,613	64,334,458
5. The votes were cast as follows with respect to the proposal to approve the Certificate of Amendment:

Votes For	Votes Against	Abstentions
175,797,202	8,692,330	819,680
6. The votes were cast as follows with respect to the proposal to approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals:

Votes For	Votes Against	Abstentions
134,078,050	50,192,159	1,039,003

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment, dated November 6, 2025, to the Second Amended and Restated Articles of Incorporation, as amended
10.1	First Amendment to the Applied Digital Corporation 2024 Omnibus Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 6, 2025	By:	/s/ Saidal Mohmand
	Name:	Saidal Mohmand
	Title:	Chief Financial Officer

4